Exhibit 10.35

Execution Version
NINTH AMENDMENT
This NINTH AMENDMENT, dated as of December 29, 2025 (this “Amendment”), among TRIMAS CORPORATION, a Delaware corporation (“Holdings”), TRIMAS COMPANY LLC, a Delaware limited liability company (the “Parent Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”), and the Lenders (as defined below) party hereto (which constitute Required Lenders (as defined in the Credit Agreement (as defined below)).
W I T N E S S E T H:
WHEREAS, Holdings, Parent Borrower, the Subsidiary Loan Parties from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto, as lenders (the “Lenders”), and the Administrative Agent are party to the CREDIT AGREEMENT, dated as of October 16, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, by that certain Replacement Facility Amendment dated as of June 30, 2015, that certain Foreign Subsidiary Borrowing Agreement and Amendment, dated as of January 10, 2017, that certain Amendment, dated as of March 8, 2017, that certain Replacement Facility Amendment, dated as of September 20, 2017, that certain Second Replacement Revolving Facility Amendment, dated as of March 29, 2021, that certain Amendment, dated as of November 19, 2021, that certain Seventh Amendment, dated as of April 7, 2023, and that certain Eight Amendment, dated as of March 31, 2025, the “Credit Agreement” and, the Credit Agreement as amended by the Amendment, the “Amended Credit Agreement”);
WHEREAS, (i) the Parent Borrower has entered into that certain Equity Purchase Agreement, dated as of November 4, 2025 (the “Aerospace Purchase Agreement”), among Holdings, the Parent Borrower, certain other subsidiaries of Holdings and Takeoff Buyer, Inc., a Delaware corporation (the “Buyer”), pursuant to which Holdings’ aerospace business segment (the “Aerospace Business”) will be sold to the Buyer (the “Aerospace Sale”) and (ii) in connection with the Aerospace Sale, the Aerospace Business has been designated as “discontinued operations”;
WHEREAS, in connection with the foregoing, the Parent Borrower has requested certain amendments be made to the Credit Agreement; and
WHEREAS, in accordance with Section 10.02(b) of the Credit Agreement, Holdings, the Parent Borrower, the Administrative Agent and Lenders party hereto (which constitute Required Lenders) are willing to agree to this Amendment on the terms set forth herein.
NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:
SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
SECTION 2. Effective Date. This Amendment shall become effective as of the date (the “Effective Date”) on which the Administrative Agent (or its counsel) shall have received a duly executed and completed counterpart hereof that bears the signature of (1) Holdings, (2) the Parent

Borrower, (3) the Administrative Agent and (4) each Lender party hereto (which constitute Required Lenders).
SECTION 3. Representations and Warranties.
(a)Holdings and the Parent Borrower hereby represent that (i) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct as of the Effective Date and (ii) at the time of and immediately after giving effect to the Effective Date, no Default has occurred and is continuing.
(b)Each of Holdings and the Parent Borrower represents and warrants to each of the Lenders and the Administrative Agent that (i) this Amendment to be entered into by each of Holdings and the Parent Borrower is within such Person’s powers and have been duly authorized by all necessary action and (ii) this Amendment has been duly executed and delivered by each of Holdings and the Parent Borrower and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 4. Amendments to Credit Agreement. Effective as of the Effective Date the Credit Agreement is hereby amended as follows:
(a)Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions thereto in proper alphabetical order:
“Aerospace Closing Date” has the meaning assigned to the term “Closing Date” in the Aerospace Purchase Agreement.
“Aerospace Purchase Agreement” has the meaning assigned to such term in the Ninth Amendment.
“Ninth Amendment” means that certain Ninth Amendment, dated as of December 29, 2025, among Holdings, the Parent Borrower, the Administrative Agent and the Lenders party thereto.
“Specified Discontinued Operations” means Holdings’ aerospace business segment as described on Form 8-K, filed on November 5, 2024.
(b)Clause (e)(ii) of the definition of “Consolidated Net Income” in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety as follows:
“(ii) any net income or loss from disposed, abandoned, transferred, closed or discontinued operations (other than, for any fiscal quarter ending prior to the Aerospace Closing Date, the Specified Discontinued Operations) or fixed assets and any net gains or losses on disposal of disposed, abandoned, transferred, closed or discontinued operations (other than, for any fiscal quarter ending prior to the Aerospace Closing Date, the Specified Discontinued Operations) or fixed assets,”
SECTION 5. Effect of Amendment.
(a)Except as expressly set forth herein and in the Amended Credit Agreement, neither this Amendment nor the Amended Credit Agreement shall by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement, the Security Agreement or any other Loan Document, or alter, modify, amend or in any way affect any of the terms, conditions, obligations, guarantees, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement, the Security Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. The Parent Borrower, on behalf of itself and each other Loan Party, (i) acknowledges, renews and extends its continued liability under the Credit Agreement, the Security Agreement and any other Loan Document, (ii) acknowledges and agrees that its guarantee of the Obligations (as such term is defined giving effect to this Amendment) continues in full force and effect, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment and (iii) acknowledges and agrees that all of the Liens and security interests created and arising under any Loan Document remain in full force and effect and continue to secure its Obligations (as such term is defined giving effect to this Amendment), unimpaired, uninterrupted and undischarged, regardless of the effectiveness of this Amendment, except as provided in the Amended Credit Agreement (including, without limitation, Section 10.15 thereof). Nothing herein shall be deemed to entitle the Parent Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, the Security Agreement or any other Loan Document in similar or different circumstances. Except as expressly set forth herein or in the Amended Credit Agreement (including, without limitation, Section 10.15 thereof), nothing in this Amendment shall be deemed to be a novation of any obligations under the Credit Agreement, the Security Agreement or any other Loan Document.
(b)On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement).
(c)Except as expressly provided herein or in the Amended Credit Agreement, the Amended Facility shall be subject to the terms and provisions of the Amended Credit Agreement and the other Loan Documents.
SECTION 6. General.
(a)GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)Each of Holdings and the Parent Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the United States District Court for the Southern District of New York sitting in the Borough of Manhattan (or if such court lacks subject matter jurisdiction, the Supreme Court of the State of New York sitting in the Borough of Manhattan), and any appellate court from any thereof, in any action or proceeding arising out of or relating to any Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may (and any such claims, cross-claims or third party claims brought against the Administrative Agent or any of its Related Parties may only) be heard and determined in such Federal (to the extent permitted by law) or New York State court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other

Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against Holdings, the Parent Borrower or their properties in the courts of any jurisdiction.
(c)Costs and Expenses. The Parent Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.
(d)Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
(e)Amendments. This Amendment may be amended, modified or supplemented only by a writing signed by the Required Lenders (as defined in the Amended Credit Agreement), Holdings and the Parent Borrower; provided that any amendment or modification that would require the consent of all Lenders or all affected Lenders if made under the Amended Credit Agreement shall require the consent of all Lenders (as defined in the Amended Credit Agreement) or all affected Lenders (as defined in the Amended Credit Agreement), as applicable.
(f)Headings. The headings of this Amendment are used for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.
TRIMAS CORPORATION
By: /s/ Paul Swart_________________
Name: Paul Swart
Title: Chief Financial Officer

TRIMAS COMPANY LLC

By: /s/ Paul Swart_________________
Name: Paul Swart
Title: Vice President & Treasurer

[Signature Page to Ninth Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By: /s/ Richard Barritt______________
Name: Richard Barritt
                         Title: Authorized Officer

[Signature Page to Ninth Amendment]

Bank of America, N.A., as a Lender
By: _/s/ Daryl C. Brown_____________
Name: Daryl C. Brown
                         Title: Senior Vice President

[Signature Page to Ninth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By: _/s/ Megan Pridmore____________
Name: Megan Pridmore
                         Title: Executive Director

[Signature Page to Amendment]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: _/s/ Meghan C. Quinn___________
Name: Meghan C. Quinn
                         Title: Senior Vice President

[Signature Page to Amendment]